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                                                             EXHIBIT 99.906.CERT

                     CERTIFICATIONS PURSUANT TO SECTION 906
                           OF THE SARBANES-OXLEY ACT

Robert M. Zakem, President, and Donna M. Handel, Treasurer of Anchor Series Trust (the "Registrant"), each certify to the best of his or her knowledge that:

1. The attached Form N-CSR report of the Registrant fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such N-CSR report fairly represents, in all material respects, the financial conditions and results of operations of the Registrant as of, and for, the periods presented in the report.

Dated: August 17, 2004

/s/ Robert M. Zakem
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Robert M. Zakem
President

/s/ Donna M. Handel
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Donna M. Handel
Treasurer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.



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